UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  July 26, 2007

Analysts International Corporation
(Exact name of registrant as specified in its charter)

Minnesota	0-4090	41-0905408
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3601 West 76th Street, Minneapolis, Minnesota	55435-3000
(Address for principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 835-5900

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On July 25, 2007, Analysts International Corporation, a Minnesota corporation (the “Company”), reported earnings for its second quarter ended on June 30, 2007.  The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report.

The information in this Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure.

On July 26, 2007, the Company is holding a conference call in which management will deliver prepared remarks concerning the Company’s financial results for the second quarter ended on June 30, 2007.  The full text of the prepared remarks to be delivered during the conference call is furnished as Exhibit 99.2 to this Current Report.  Instructions for listening to the conference call or its replay are set forth in the Company’s press release issued on July 25, 2007 and furnished as Exhibit 99.1 to this Current Report.

The information in this Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Statement for the Purpose of Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995

The Transcript of the prepared remarks for the Company’s July 26, 2007 earnings conference call contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  In some cases, forward-looking statements can be identified by words such as “believe,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions.  Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements.  Such forward-looking statements are based upon current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  Statements made in the prepared remarks for the conference call by the Company, its President and CEO, Michael LaVelle, and its CFO, David Steichen, regarding:  (i) expectations concerning the Company’s quarterly and annual operating results, including but not limited to general expectations about the Company returning to profit, or returning to profit in early 2008 or earlier or that results will exceed plan; (ii) expectations as to future severance costs; (iii) retention of a new chief executive officer; (iv) status with its relationships with key technology partners and prospects for associated product revenue and gross margin levels; (v) expectations concerning selling, general and administrative (SG&A); (vi) working capital and need for and uses of cash; (vii) improvement in the Company’s overall gross margin; (viii) expectations for improvement and growth through increased productivity and investment in certain geographical areas; (ix) expectations of continuing sales and recruiting improvements; (x) expectations concerning higher rate business and subsupplier margins in the Company's largest staffing account; (xi) expectations for revenue and margin improvement from the Company’s Technology Solutions practices; (xii) expectations of achieving all objectives of the Company’s business plan and sustained and increasing profitability; (xiii) expectations that the Company will repurchase any of the Company’s shares and that such repurchases will benefit shareholders are forward-looking statements. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate.  Therefore, actual outcomes and results may differ materially from what is expressed herein.  In any forward-looking statement in which the Company, Mr. LaVelle or Mr. Steichen expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished.  The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements:  (i) the risk that the Company will not realize the revenue or profit growth expected from new business opportunities, increased productivity and investments in certain geographical areas or is unable to sustain current profit or revenue levels or growth; (ii) the Company incurs additional severance and related costs; (iii) the Company is unable to identify and retain an acceptable chief executive officer; (iv) deterioration in or loss of key relationships or a decrease in revenue and margins associated with the Company’s hardware and other product sales or the Company’s overall business; (v) inability to achieve continued sales and recruiting performance improvements; (vi) the risk that the Company is unable to capitalize on new business opportunities; (vii) the risk that the Company loses all or a significant portion of a significant client contract; (viii) the Company is unable to repurchase Company shares; and (ix) pricing pressures, labor costs and other economic, business, competitive and/or regulatory factors affecting the Company’s business generally, including those set forth in the Company’s filings with the SEC, including its Annual Report on Form 10-K for its most recent fiscal year, especially in the Management’s Discussion and Analysis section, its most recent Quarterly Report on Form 10-Q and its Current Reports on Form 8-K.  All forward-looking statements included in the conference call are based on information available to the Company on the date of the earnings conference call.  The Company undertakes no obligation (and expressly disclaims any such obligation) to update forward-looking statements made in the conference call to reflect events or circumstances after the date of the conference call or to update reasons why actual results would differ from those anticipated in such forward-looking statements.

Item 8.01 Other Events.

On July 25, 2007, the Company also announced that its Board of Directors has authorized repurchase of up to one million shares of the Company’s common stock.  Timing of repurchases will be based on several factors, including the price of the common stock, general market conditions, corporate and regulatory requirements and alternate investment opportunities. Repurchases may be made in the open market or through private transactions, in accordance with SEC requirements.  Repurchases may be suspended at any time and are subject to the terms and conditions of the Company’s credit agreement with General Electric Capital Corporation which includes restrictions based on the Company’s borrowing availability under the credit agreement and a maximum dollar expenditure for repurchases.  The announcement of the repurchase program is set forth in the Company’s press release issued on July 25, 2007 and furnished as Exhibit 99.1 to this Current Report.

The information in this Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description

99.1
Press release entitled “Analysts International Reports Q2 2007 Results; Company Ahead of Plan, Reiterates Profitability in Early 2008 Company Announces 1 Million Share Stock Repurchase Program” issued by Analysts International on July 25, 2007.

99.2	Transcript of prepared remarks for Analysts International Corporation’s earnings conference call held on July 26, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 26, 2007	ANALYSTS INTERNATIONAL CORPORATION

/s/ Colleen M. Davenport
Colleen M. Davenport
Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1
Press release entitled “Analysts International Reports Q2 2007 Results; Company Ahead of Plan, Reiterates Profitability in Early 2008 Company Announces 1 Million Share Stock Repurchase Program” issued by Analysts International on July 25, 2007.

99.2	Transcript of prepared remarks for Analysts International’s earnings conference call held on July 26, 2007.